Offerings - Offering: 1	Oct. 13, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	common stock, par value $0.001 per share
Amount Registered | shares	50,200,000
Proposed Maximum Offering Price per Unit	0.45
Maximum Aggregate Offering Price	$ 22,590,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 1,965.33
Offering Note	(1) Estimated in accordance with Rule 457(c) solely for purposes of calculating the registration fee. The maximum price per security and the maximum aggregate offering price are based on the average of the last reported sale price of a common share as reported on The OTC Markets on October 7, 2026, which date is within five business days prior to filing this registration statement.